File Number: 2-25980
                                             Filed Pursuant to Rule 497(c) of
                                                   the Securities Act of 1933
PIONEER FUND
--------------------------------------------------------------------------------


                                 Prospectus


                                 May 1, 2008


                                 Class R Shares


                                 Contents


Basic information about the fund ..............  1
Management ....................................  8
Buying, exchanging and selling shares ......... 11
Dividends, capital gains and taxes ............ 28
Financial highlights .......................... 29



Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.


[LOGO]PIONEER
      Investments(R)

--------------------------------------------------------------------------------
 An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Contact your investment professional to discuss how the fund fits into your portfolio.
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

Basic information about the fund

Investment objective
Reasonable income and capital growth.

Principal investment strategies

The fund invests in a broad list of carefully selected securities that the fund's adviser believes are reasonably priced rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests predominantly in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.

Pioneer Investment Management, Inc., the fund's investment adviser, uses a value approach to select the fund's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

o Favorable expected returns relative to perceived risk
o Above average potential for earnings and revenue growth
o Low market valuations relative to earnings forecast, book value, cash flow and sales
o A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

Principal risks of investing in the fund

You could lose money on your investment in the fund or the fund could underperform other investments if:

o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

Basic information about the fund

o Value stocks fall out of favor with investors
o The fund's investments remain undervalued or do not have the potential value originally expected

o Stocks selected for income do not perform as expected or as well as other securities

Risks of non-U.S. securities
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect the securities markets
o Withholding and other non-U.S. taxes may decrease the fund's return

Risks of investments in REITs
Investing in REITs involves unique risks. REITs are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Market segment risks

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance
The chart shows the year-by-year performance of the fund's Class R shares.


The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 11, 2003 is based on the net asset value performance of the fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after Class R shares commenced operations, the actual performance of Class R shares is reflected.


The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. You do not pay a sales charge on purchases or redemptions of Class R shares.

Annual return Class R shares (%)
(Year ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

98'                     28.44
99'                     14.97
00'                     -0.39
01'                    -11.57
02'                    -20.66
03'                     24.38
04'                     11.58
05'                      6.27
06'                     16.23
07'                      4.56

The highest calendar quarterly return was 22.18% (09/30/1998 to 12/31/1998)


The lowest calendar quarterly return was -18.28% (06/30/2002 to 09/30/2002)

Basic information about the fund

Comparison with the Standard & Poor's 500 Index

The table shows the average annual total returns for Class R shares of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index. This index is a commonly used measure of the broad U.S. stock market


Unlike the fund, the index is not managed and does not incur fees, expenses or taxes. You cannot invest directly in the index. The table:

o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions


You do not pay a sales charge on purchases or redemptions of Class R shares.


Average annual total return (%)

(for periods ended December 31, 2007)



                                                                           Since    Inception
                                   1 Year     5 Years     10 Years     Inception         Date#
---------------------------------------------------------------------------------------------
Class R                                                                             2/13/1928
Return before taxes                  4.56       12.38         6.34         11.91
---------------------------------------------------------------------------------------------
Return after taxes
on distributions                     3.30       11.80         5.63          8.37
---------------------------------------------------------------------------------------------
Return after taxes
on distributions
and sale of shares                   4.58       10.80         5.34          8.28
---------------------------------------------------------------------------------------------
Standard & Poor's 500
Index (reflects no deduction
for fees, expenses or taxes)         5.49       12.82         5.91          N/A*
---------------------------------------------------------------------------------------------


# Inception date of the fund's Class A shares. Class R shares commenced operations on April 1, 2003.


* Index return information is not available for prior periods.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees

paid directly from your investment                                       Class R
--------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares                             None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) when you sell shares                   None
--------------------------------------------------------------------------------

Annual fund operating expenses


paid from the assets of the fund
as a percentage of average daily net assets                              Class R
--------------------------------------------------------------------------------
Management Fee(1)                                                          0.64%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                                   0.50%
--------------------------------------------------------------------------------
Other Expenses                                                             0.28%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                                    1.42%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                          Number of years you own your shares
                                        ---------------------------------------
                                              1         3         5          10
                                        -------   -------   -------   ---------
Class R                                    $145      $449      $776      $1,702
-------------------------------------------------------------------------------


1 The fund pays a management fee that is adjusted upward or downward based on its performance relative to an index. The fund's basic fee, before any performance adjustment, is 0.60% of average daily net assets. This fee is reduced at asset levels above $7.5 billion. See "Management."

2 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Basic information about the fund


Additional information about investment strategies and risks

The following sections provide additional information about the fund's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).

Debt securities
The fund may invest a portion of its assets in debt securities of corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective of reasonable income and capital growth, to diversify the fund's portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Derivatives

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a significant impact on the fund's investment exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying asset, rate or index, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. Some derivatives may involve the risk of improper valuations. The fund will only invest in derivatives to the extent Pioneer believes these investments do not prevent the fund from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.

Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2008, assets under management were approximately $301 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating this fund in 1928, one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.


Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in August 2001 and has been an investment professional since 1985.


The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's fee varies based on:
o The fund's assets. Pioneer earns an annual basic fee equal to 0.60% of the fund's average daily net assets up to $7.5 billion, 0.575% on the next $2.5 billion and 0.550% on the excess over $10 billion.
o The fund's performance. The investment performance of the fund has been compared to the Standard & Poor's 500 Index. The basic fee can increase or decrease by a maximum of 0.10%, depending on the performance of the fund's Class A shares relative to the index. The performance comparison is made for a rolling 36-month period.


Pioneer's fee increases or decreases depending upon whether the fund's performance is up and down more or less than that of the index during the rolling 36-month performance period. Each percentage point of difference between the performance of Class A shares and the index (to a maximum of -10 percentage points) is multiplied by a performance rate adjustment of 0.01%. As a result, the maximum annualized rate adjustment is -0.10% for the rolling 36-month performance period. In addition, Pioneer contractually limits any positive adjustment of the fund's management fee to 0.10% of the fund's average daily net assets on an annual basis (i.e., to a maximum annual fee of 0.70% after the performance adjustment).


This performance comparison is made at the end of each month. An appropriate percentage of this rate (based on the number of days in the current month) is then applied to the fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the basic fee.

Because the adjustment to the basic fee is based on the comparative performance of the fund and the performance record of the index, the controlling factor is not whether fund performance is up or down, but whether it is up or down more or less than the performance record of the index, regardless of general market performance. As a result, Pioneer could earn the maximum possible fee even if the fund's net asset value declines. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.


For the fiscal year ended December 31, 2007, the fund paid management fees equivalent to 0.64% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, for the fiscal year ended December 31, 2007.

Management

Distributor and transfer agent

Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Buying, exchanging and selling shares

Net asset value


The fund's net asset value is the value of its securities plus any other assets minus its operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.


You buy or sell Class R shares at the share price.

Buying, exchanging and selling shares

--------------------------------------------------------------------------------
 Share price
 The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Eligible Class R share investors

Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to IRAs consisting of rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).


Other classes of shares of the fund may be offered through one or more separate prospectuses. Eligible Class R share investors are also eligible to purchase these other classes. However, plan participants may only purchase classes of shares that are available through their plan. Each class has different sales charges and expenses.

Your investment professional can help you determine which class is appropriate. You should ask your investment professional if you qualify for a waiver of sales charges on another class. If you do qualify, another class of shares may be more appropriate for you. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for the plan. Your investment firm may receive different compensation depending upon which class is chosen.

Distribution and service plans
The fund has adopted a distribution plan for Class R shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Class R distribution plan, the fund pays distribution fees of 0.50% of average daily net assets attributable to Class R shares to the distributor. The distributor uses this fee, among other things, to compensate broker-dealers who engage in or support the distribution of the fund's Class R shares. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


The fund has also adopted a separate service plan for Class R shares. Under the service plan, the fund may pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of average daily net assets attributable to Class R shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the fund.

Additional payments to financial intermediaries

You indirectly compensate the financial intermediary through which you buy shares of the fund, as a result of the fund paying Rule 12b-1 fees. The fund also may pay intermediaries for administrative services and transaction processing.


Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.


Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments to the intermediary if the amount of the payment exceeds the intermediary's costs.


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may

Buying, exchanging and selling shares

charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.


Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.


Sales charges
You buy Class R shares at net asset value per share. The fund does not impose any initial or contingent deferred sales charge on Class R shares.

Information for Plan Participants
Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares. Shareowner services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants' investments in the fund.

The fund allows you to exchange your Class R shares for Class R shares of another Pioneer fund that is available through your plan. Exchanges are made at net asset value.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. Other Pioneer funds may not be available in certain retirement plans.

Information for Plan Sponsors and Administrators

Opening an account
Eligible retirement plans generally may open an account and purchase Class R shares by contacting any investment firm or plan administrator authorized to sell the fund's shares. A retirement plan sponsor can obtain retirement plan applications from its investment firm or plan administrator or by calling the Retirement Plans Department at 1-800-622-0176.


If the retirement plan invests in the fund through investment professionals or other financial intermediaries, including wrap programs and similar programs, additional conditions may apply to an investment in the fund, and the investment professional or intermediary may charge a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. In addition, the options and services available to a retirement plan may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.


Minimum investment amounts
There is no minimum initial amount for Class R share investments.

Account options
Use an account application to select options and privileges for accounts opened on behalf of the retirement plan. A retirement plan can change the selection of account options available to the plan and its participants at any time by sending a completed account options form to the transfer agent. Plan sponsors may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-622-0176

Share price

If the plan or a participant in the plan places an order to purchase, exchange or sell shares through a plan administrator or an authorized agent by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), the transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange that day. If the order is placed through a plan administrator or an authorized agent after 4:00 p.m., or the order is not in good order, the transaction will be completed at the share price next determined after the

Buying, exchanging and selling shares


order is received in good order by the fund. The plan administrator or authorized agent is responsible for transmitting the order to the fund in a timely manner.


--------------------------------------------------------------------------------
 Good order means that:
 o The plan or its agents have provided adequate instructions
 o There are no outstanding claims against the account
 o There are no transaction limitations on the account

 o The plan or its agent's request includes a signature guarantee if the plan:

   - Is selling over $100,000 or exchanging over $500,000 worth of shares
   - Changed its account registration or address within the last 30 days
   - Instructs the transfer agent to mail the check to an address different from the one on the account

   - Wants the check paid to someone other than the account's record owner(s)

   - Is transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------


Buying
Plans and their participants can buy Class R shares at net asset value per share. The fund does not impose any initial or contingent deferred sales charge on Class R shares. The distributor may reject any order until it has confirmed the order in writing and received payment.


Normally, the plan's investment firm will send a purchase request to the fund's transfer agent. Consult the plan's investment professional for more information. The investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for purchase of fund shares by the plan or plan participants.

Exchanging

The fund allows plans and plan participants to exchange Class R shares at net asset value for Class R shares of another Pioneer fund.


Selling

Class R shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as a broker-dealer, receives a request in good order.

The fund generally will send any sale proceeds to the plan's custodian by check, bank wire or electronic funds transfer. Normally, sales proceeds will be paid within seven days. If the plan recently purchased the shares being sold, the fund may delay payment of the sale proceeds until the check has cleared. This may take up to 10 calendar days from the purchase date. If a signature guarantee is required, the plan must submit its request in writing.

Information for IRA Rollover Accounts

Opening your account
IRA Rollover Accounts may be eligible to open an account and purchase Class R shares by contacting any investment firm authorized to sell the fund's shares. You can obtain an application from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176. You may also open your Class R share account by completing an account application and sending it to the transfer agent by mail or by fax.


If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and similar programs, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. In addition, the options and services available to you may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.


Minimum account size for IRA Rollovers
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold.

Minimum investment amounts
There is no minimum initial amount for Class R share investments.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-622-0176

Buying, exchanging and selling shares

Share price

If you place an order to purchase, exchange or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or an authorized agent after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The authorized agent is responsible for transmitting your order to the fund in a timely manner.


--------------------------------------------------------------------------------
 Good order means that:
 o You have provided adequate instructions
 o There are no outstanding claims against your account
 o There are no transaction limitations on your account

 o The request includes a signature guarantee if you:

   -Are selling over $100,000 or exchanging over $500,000 worth of shares -Changed your account registration or address within the last 30 days -Instruct the transfer agent to mail the check to an address different from the one on your account

   -Want the check paid to someone other than the account's record owner(s)

   -Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------


Transaction limitations
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."


Buying

You may buy fund shares from any investment firm that has a sales agreement with the distributor.


You can buy Class R shares at net asset value per share. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your investment firm will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

Exchanging
You may exchange Class R shares for the Class R shares of another Pioneer mutual fund.

The fund allows you to exchange your Class R shares at net asset value.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. Other Pioneer funds may not be available in certain retirement plans.

You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging

By phone
After you establish an eligible fund account, you can exchange fund shares by phone if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o You can provide the proper account identification information

Selling
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.


The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently purchased the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date. If a signature guarantee is required, you must submit your request in writing.


You generally may sell fund shares by phone only if your account is an IRA (tax penalties may apply). You may not sell your shares by phone if you have changed

Buying, exchanging and selling shares

your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Sales may be taxable transactions to shareowners.

--------------------------------------------------------------------------------
 You may incur taxes and tax penalties if the proceeds are sent to the beneficiary of the IRA.
--------------------------------------------------------------------------------

Account options
See the account application form for more details on each of the following options.

Automatic exchanges
You can automatically exchange your fund shares for Class R shares of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o The originating account must have a minimum balance of $5,000

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500. If you are under 591/2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.

Directed dividends
If you are over the age of 59 1/2, you can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class R share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you unless you are exempt from tax.

Direct deposit
If you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Buying, exchanging and selling shares

Information for All Shareowners

Shareowner services
For plan participants, shareowner services may only be available through the plan administrator and may be different than those described in this prospectus. Participants should contact the appropriate plan administrator for information regarding the administration of participants' investments in the fund.

Pioneer website
www.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Current account information if your shares are registered in your own name and not the name of your plan or other intermediary
o Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
o A copy of Pioneer's privacy notice

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o Obtain current information on your Pioneer IRA Rollover accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Request account statements

If your account is registered in the name of an employer-sponsored retirement plan, broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. Plans and IRA Rollover accounts will be sent confirmation statements showing the details of your transactions as they occur.

Tax information for IRA Rollovers
In January following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Signature guarantees and other requirements
Plans and IRA Rollover Accounts are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


Excessive trading

Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:

Buying, exchanging and selling shares

o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;

o You enter into a series of transactions that indicate a timing pattern or strategy; or

o We reasonably believe that you have engaged in such practices in connection with other mutual funds.


The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds. Purchases pursuant to the reinstatement privilege for Class A and Class B shares are subject to this policy.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.


Telephone and website access
You may have difficulty contacting the fund by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.

Share certificates
The fund does not offer share certificates. Shares are electronically recorded.

Other policies
The fund and the distributor reserve the right to:
o reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o stop offering Class R shares

o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines

Buying, exchanging and selling shares

  an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash
o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

How to contact us

By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-622-0176

To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website
www.pioneerinvestments.com

By fax
Fax your exchange and sale requests to:
1-800-225-4240

Dividends, capital gains and taxes

Dividends and capital gains

The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income quarterly during March, June, September and December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.


Taxes

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales or exchanges of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund.

Plan participants whose retirement plan invests in the fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales or exchanges of fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.


You must provide your social security number or other taxpayer identification number to the fund along with any certifications required by the Internal Revenue Service when you open an account.


You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

Financial highlights

The financial highlights table helps you understand the fund's financial performance since the inception of Class R shares.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class R shares of the fund (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights

Pioneer Fund


Class R shares



                                           Year         Year         Year        Year       4/1/03 (a)
                                           Ended        Ended       Ended       Ended           to
                                         12/31/07     12/31/06     12/31/05    12/31/04      12/31/03
------------------------------------------------------------------------------------------------------

Net asset value, beginning of period     $  48.16     $  44.27      $ 42.11     $ 38.06        $ 29.24
                                         -------------------------------------------------------------
Increase from investment operations:
  Net investment income                  $   0.33     $   0.34      $  0.30     $  0.29        $  0.21
  Net realized and unrealized gain
   on investments                            1.80         6.76         2.33        4.09           8.84
                                         -------------------------------------------------------------
   Net increase from investment
     operations                          $   2.13     $   7.10      $  2.63     $  4.38        $  9.05
Distributions to shareowners:
  Net investment income                     (0.35)       (0.38)       (0.33)      (0.33)         (0.23)
  Net realized gain                         (3.57)       (2.83)       (0.14)          -              -
                                         -------------------------------------------------------------
Net increase (decrease) in net
  asset value                            $  (1.79)    $   3.89      $  2.16     $  4.05        $  8.82
                                         -------------------------------------------------------------
Net asset value, end of period           $  46.37     $  48.16      $ 44.27     $ 42.11        $ 38.06
                                         =============================================================
Total return*                                4.56%       16.23%        6.28%      11.58%         31.02%(b)
Ratio of net expenses to average
  net assets+                                1.23%        1.26%        1.21%       1.14%          1.06%**
Ratio of net investment income to
  average net assets+                        0.68%        0.75%        0.75%       0.89%          0.65%**
Portfolio turnover rate                        10%           9%          13%         14%             6%
Net assets, end of period
  (in thousands)                         $161,311     $104,439      $51,194     $16,525        $ 3,055
Ratios with reduction for fees
  paid indirectly:
  Net expenses                               1.23%        1.26%        1.21%       1.14%          1.06%**
  Net investment income                      0.68%        0.75%        0.75%       0.89%          0.65%**
------------------------------------------------------------------------------------------------------



(a) Class R shares were first publicly offered on April 1, 2003.
(b) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**  Annualized.
+   Ratio with no reduction for fees paid indirectly.

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                                     Notes


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Pioneer Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-622-0176.

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.

Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website
www.pioneerinvestments.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-01466)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   19302-02-0508
www.pioneerinvestments.com               (C)2008 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC